Table of Contents

USAA Family of Funds                                    1
Message from the President                              2
Investment Review                                       4
Message from the Manager                                5
Shareholder Voting Results                              7
Financial Information:
     Statement of Assets and Liabilities                8
     Portfolio of Investments in Securities             9
     Notes to Portfolio of Investments in Securities   14
     Statement of Operations                           15
     Statements of Changes in Net Assets               16
     Notes to Financial Statements                     17

Important Information:
Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company
(IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark
Office. (copyright) 1996, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message from the President

[A photo of Michael J.C. Roth, President appears here]

We regularly get letters and phone calls from our customers commenting on the things we do and the services we provide. We value all of these communications, whatever their tone. They let us know what we have done wrong and what we have done right.

There have been two events in the past couple of years that generated lots of letters. When I say "lots," I really mean dozens, which is small in relation to our base of over 450,000 shareholders. But, those dozens are meaningful to us as a signal that a chord has been struck, and we pay attention. The first event was the changes we made to our statements, consolidating information on multiple fund accounts into a single mailing. Some of you were uncomfortable with the fact that each fund's activity was no longer on an individual piece of paper in the statement. We hope that by now all of you have noted that the annual statement we sent you in January for the previous year does have separate pages that record all of the transactions for each fund owned. These records can easily be filed by fund.

This time last year when we held some meetings with shareholders in ten cities around the country, we addressed the statement ourselves just to get your feedback. At every meeting there was invariably one person who stood up and said, "I like the new statement." However, there will be some format changes to our statements beginning in April, which I hope all of you will enjoy.

The second event occurred recently. In rushing to meet a deadline, we managed to send out a piece that incorrectly described dollar-cost averaging. In a way, it was good to know how many of you read our pieces carefully because we sure did hear from several of you. It was terribly embarrassing for us, but not altogether bad because we learned from it.

These events are part of a relationship with you that we enjoy. We enjoy it, in large part, because you do not write or call only when something is amiss. You also let us know when we have done well and helped you.
For many years, we have preserved your letters which compliment one of our people, and present that letter to the person you have noted. We call this a "Laurel," and it has been one of the most successful means of recognition for individuals we have ever seen.

We look forward to hearing from you. It helps us serve you better.

Sincerely,


Michael J.C. Roth, CFA
President and
Vice Chairman of the Board

Investment Review

GROWTH AND INCOME FUND

OBJECTIVE: Capital growth and current income.

TYPES OF INVESTMNETS: Primarily dividend-paying common stocks.

                                    7/31/95            1/31/96
Net Assets                       $208.5 Million     $289.1 Million
Net Asset Value Per Share           $12.07             $13.30

Average Annual Total Returns as of 1/31/96

July 31, 1995 to January 31, 1996               12.42%*
1 Year                                          32.91%
Since inception on June 1, 1993                 14.22%

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 6/1/93 to 1/31/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 Index - $15,172 and the USAA Growth and Income Fund - $14,290.]

The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Manager

Portfolio Manager

[A photo of R. David Ullom, Portfolio Manager appears here.]

Fund Performance

The initial six-month period of the current fiscal year for the USAA Growth & Income Fund was one of significant capital appreciation. (See total return chart and graph on preceding page.) However, the price appreciation of the Fund was disappointing, in that returns did not keep pace with the major market indices. Although appreciation was not as strong as in the previous six months, the returns generated by both the Fund and the market were particularly high in light of the fact that earnings growth for many companies is slowing. In some cases, we have seen an absolute decline in reported earnings.

Our investments in industries and/or companies where income growth has held up produced the best returns. Such investments include those in healthcare-related (American Home Products, Humana, Johnson & Johnson and SmithKline Beecham), telephones (AT&T, GTE, NYNEX and Sprint), and aerospace (Boeing, B.F. Goodrich and Rockwell International). Continued concerns regarding a slowdown or decline in economic growth had a negative impact on the shares of several cyclical/commodity-oriented companies owned in the Fund. Thus, investments in such industries as chemicals
(Dow Chemical), containers (Ball Corp.), oils (Apache Corp., Occidental Petroleum and Unocal) and paper and forest products (Jefferson Smurfit and Weyerhaeuser) hampered performance.

Purchases and Sales

At least partially due to strong performance, we reduced our investment weighting in healthcare and utilities. Also, in adherence to our value-oriented investment philosophy, we added to various investments in chemicals, aerospace and selected retailing sectors. The purchases and sales over this period continued to comply with our investment philosophy of focusing on value, as defined by earnings, cash flow, book value and yield. Our investments are not based on a forecast of the economy or the equities markets, but rather on a long-term investing perspective.

See page 9 for a complete listing of the Portfolio of Investments in Securities.

Portfolio Investment Diversification
January 31, 1996

[A pie chart is shown here depicting the Portfolio Investment Diversification as of January 31, 1996 of the USAA Growth & Income Fund to be: Intermediate Goods & Services - 27.7%, Consumer Staples - 19.5%, Capital Goods - 10.0%, Consumer Cyclicals - 14.2% and the Credit Sensitive - 28.6%.]

Top 10 Holdings
(% of Net Assets)

B.F. Goodrich                  2.8
Boeing                         2.7
Occidental Petroleum           1.8
Universal Corp.                1.8
Xerox                          1.8
SmithKline Beecham plc ADR     1.6
Dow Chemical                   1.6
Rockwell International         1.6
Ball Corp.                     1.6
Avery Dennison Corp.           1.6


Top 10 Industries
(% of Net Assets)

Aerospace/Defense                    7.1
Chemicals                            5.9
Telephones                           5.4
Tobacco                              4.5
Insurance - Property/Casualty        4.2
Paper & Forest Products              3.6
Real Estate Invest. Trusts           3.3
Oil - Domestic                       3.1
Healthcare - Diversified             2.9
Retail - Gen. Merchandising          2.8

Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the Growth & Income Fund only for proposal (2) and in the aggregate for the entire USAA Mutual Fund, Inc. (the Company) for proposals (1) and (3).

(1) Proposal to elect a Board of Directors as follows:
                                           Votes              Votes
     Director                               For              Withheld
     Hansford T. Johnson*               958,654,342         22,342,020
     Michael J.C. Roth                  959,226,525         21,769,837
     John W. Saunders, Jr.              958,343,963         22,652,399
     George E. Brown                    953,414,718         27,581,644
     Howard L. Freeman, Jr.             959,776,745         21,219,617
     Richard A. Zucker                  947,484,789         33,511,573
     Barbara B. Dreeben                 945,379,515         35,616,847

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M.
Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:

                                             Number of Shares Voting
                                            For          Against       Abstain

Proposal to amend the 5% and 10%          8,854,372       514,732      338,693
issuer diversification restrictions
to apply to 75% of a Fund's total
assets rather than 100%.

Proposal to amend the restriction         8,560,390       761,576      385,831
relating to borrowing to allow a
Fund to borrow an amount not exceeding
33 1/3% of its total assets (including
the amount borrowed) less liabilities
(other than borrowings) for temporary
or emergency purposes.

Proposal to amend the restriction         8,626,417       676,466      404,914
relating to lending portfolio
securities to permit a Fund to lend
up to 33 1/3% of its total assets to
other parties.

(3) Proposal to ratify or reject        919,046,882    22,848,992    39,100,482
the selection by the Board of
Directors of KPMG Peat Marwick LLP
as auditors for the Company for the
fiscal year ending July 31, 1995.

Growth & Income Fund
Statement of Assets and Liabilities
(In Thousands)

January 31, 1996
(Unaudited)

Assets
  Investments in securities, at market value (identified cost of $237,968)   $290,562
  Cash                                                                            219
  Receivables:
     Capital shares sold                                                          284
     Dividends                                                                    453
     Securities sold                                                            1,169
                                                                             ----------
        Total assets                                                          292,687
                                                                             ----------
Liabilities
     Securities purchased                                                       3,220
     Capital shares redeemed                                                      111
     USAA Investment Management Company                                           140
     USAA Transfer Agency Company                                                  57
     Accounts payable and accrued expenses                                         13
                                                                             ----------
               Total liabilities                                                3,541
                                                                             ----------
                     Net assets applicable to capital shares outstanding     $289,146
                                                                             ==========
Represented by:
     Paid-in capital                                                         $234,795
     Accumulated undistributed net investment income                              264
     Accumulated net realized gain on investments                               1,493
     Net unrealized appreciation of investments                                52,594
                                                                             ----------
       Net assets applicable to capital shares outstanding                   $289,146
                                                                             ==========
     Capital shares outstanding                                                21,737
                                                                             ==========
     Net asset value, redemption price, and offering price per share         $  13.30
                                                                             ==========
See accompanying notes to financial statements.

Growth & Income Fund
Portfolio of Investments in Securities

January 31, 1996
(Unaudited)
                                                         Market
 Number                                                  Value
of Shares           Security                             (000)

          Common Stocks (94.1%)
          Aerospace/Defense (7.1%)
107,000   B.F. Goodrich Co.                            $  7,879
101,000   Boeing Co.                                      7,840
 80,000   Rockwell International Corp.                    4,690
                                                       ---------
                                                         20,409
                                                       ---------

          Aluminum (1.4%)
 75,000   Aluminum Co. of America                         4,162
                                                       ---------

          Automobiles (2.1%)
 34,000   Chrysler Corp.                                  1,963
134,000   Ford Motor Co.                                  3,970
                                                       ---------
                                                          5,933
                                                       ---------

          Bank Holding Companies - Money Center (1.3%)
 59,000   Bankers Trust New York Corp.                    3,828
                                                       ---------

          Bank Holding Companies - Other Major (1.5%)
 63,000   BankAmerica Corp.                               4,245
                                                       ---------

          Beverages - Soft Drink (1.2%)
 59,000   PepsiCo, Inc.                                   3,518
                                                       ---------

          Brokerage Firms (1.4%)
 76,000   Dean Witter, Discover & Co.                     4,113
                                                       ---------

          Chemicals (5.9%)
 85,000   Avery Dennison Corp.                            4,537
 63,000   Dow Chemical Co.                                4,694
 49,000   Olin Corp.                                      4,036
 87,000   Union Carbide Corp.                             3,665
                                                       ---------
                                                         16,932
                                                       ---------
          Chemicals - Specialty (1.4%)
112,000   Morton International, Inc.                      4,144
                                                       ---------

          Computer Software & Service (0.3%)
 60,000   Novell, Inc.*                                     810
                                                       ---------

          Conglomerates (1.4%)
260,000   Hanson plc ADR                                  4,030
                                                       ---------

          Containers - Metals & Glass (1.6%)
160,000   Ball Corp.                                      4,540
                                                       ---------

          Drugs (1.6%)
 84,000   SmithKline Beecham plc ADR Units                4,725
                                                       ---------

          Electric Power (1.3%)
159,000   Houston Industries, Inc.                        3,816
                                                       ---------

          Electronics - Semi-Conductors (0.9%)
151,400   National Semiconductor Corp.                    2,612
                                                       ---------

          Entertainment (1.3%)
 90,000   Time Warner, Inc.                               3,735
                                                       ---------

          Foods (2.5%)
133,000   Dean Foods Co.                                  3,541
 56,000   Ralston-Ralston Purina Group                    3,605
                                                       ---------
                                                          7,146
                                                       ---------

          Healthcare - Diversified (2.9%)
 40,000   American Home Products Corp.                    4,080
 44,000   Johnson & Johnson                               4,224
                                                       ---------
                                                          8,304
                                                       ---------
          Healthcare - HMO (1.4%)
150,000   Humana, Inc.*                                   4,144
                                                       ---------

          Homebuilding (1.1%)
100,000   Centex Corp.                                    3,225
                                                       ----------

          Household Products (2.7%)
 47,000   Procter & Gamble Co.                            3,948
245,000   Sunbeam Corp.                                   3,920
                                                       ---------
                                                          7,868
                                                       ---------

          Insurance - Multi-Line Companies (1.2%)
 48,100   Aetna Life & Casualty Co.                       3,583
                                                       ---------

          Insurance - Property/Casualty (4.2%)
 99,000   Allstate Corp.                                  4,319
 41,750   American International Group, Inc.              4,045
  8,200   Highlands Insurance Group, Inc.*                  157
168,300   Prudential Reinsurance Holdings, Inc.           3,660
                                                       ---------
                                                         12,181
                                                       ---------

          Leisure Time (1.4%)
175,000   Brunswick Corp.                                 3,959
                                                       ---------

          Machinery - Diversified (2.6%)
216,000   BW/IP, Inc.                                     3,132
120,000   Deere & Co.                                     4,500
                                                       ---------
                                                          7,632
                                                       ---------

          Manufacturing - Diversified Industries (1.3%)
110,000   Hillenbrand Industries, Inc.                    3,657
                                                       ---------

          Medical Products & Supplies (1.5%)
124,000   C.R. Bard, Inc.                                 4,340
                                                       ---------

          Metals - Miscellaneous (1.3%)
110,000   Inco Ltd.                                       3,850
                                                       ---------

          Natural Gas Distribution - Pipelines (2.7%)
139,000   NICOR, Inc.                                     3,788
117,000   Sonat, Inc.                                     4,036
                                                       ---------
                                                          7,824
                                                       ---------

          Office Equipment & Supplies (1.8%)
 42,000   Xerox Corp.                                     5,192
                                                       ---------

          Oil - Domestic (3.1%)
247,000   Occidental Petroleum Corp.                      5,311
125,000   Unocal Corp.                                    3,734
                                                       ---------
                                                          9,045
                                                       ---------

          Oil - Exploration & Production (1.2%)
132,000   Apache Corp.                                    3,548
                                                       ---------

          Oil - International (1.3%)
 45,000   Exxon Corp.                                     3,611
                                                       ---------

          Oil Well Equipment & Service (1.5%)
 82,000   Halliburton Co.                                 4,233
                                                       ---------

          Paper & Forest Products (3.6%)
140,300   Fort Howard Corp.*                              3,069
287,000   Jefferson Smurfit Corp.*                        3,408
 86,000   Weyerhaeuser Co.                                3,967
                                                       ---------
                                                         10,444
                                                       ---------

          Pollution Control (1.5%)
146,000   WMX Technologies, Inc.                          4,362
                                                       ---------

          Publishing (1.3%)
 57,000   Dun & Bradstreet Corp.                          3,705
                                                       ---------

          Railroads (1.4%)
 52,000   Norfolk Southern Corp.                          4,101
                                                       ---------

          Real Estate Investment Trusts (3.3%)
119,000   Developers Diversified Realty Corp.             3,421
 80,000   Kimco Realty Corp.                              2,080
200,000   Public Storage, Inc.                            4,075
                                                       ---------
                                                          9,576
                                                       ---------

          Retail - Department Stores (1.1%)
 73,000   May Department Stores Co.                       3,249
                                                       ---------

          Retail - General Merchandising (2.8%)
 80,000   J.C. Penney Company, Inc.                       3,920
100,000   Sears, Roebuck & Co.                            4,150
                                                       ---------
                                                          8,070
                                                       ---------

          Retail - Specialty (1.8%)
129,200   Borders Group, Inc.*                            2,729
235,000   Phillips-Van Heusen Corp.                       2,468
                                                       ---------
                                                          5,197
                                                       ---------

          Telephones (5.4%)
 66,000   American Telephone & Telegraph Co.              4,414
 92,000   GTE Corp.                                       4,232
 53,000   NYNEX Corp.                                     2,842
 95,000   Sprint Corp.                                    4,097
                                                       ---------
                                                         15,585
                                                       ---------

          Tobacco (4.5%)
 42,000   Philip Morris Companies, Inc.                   3,906
116,000   RJR Nabisco Holdings Corp.                      3,770
224,000   Universal Corp.                                 5,236
                                                       ---------
                                                         12,912
                                                       ---------
           Total common stocks (cost: $219,501)         272,095
                                                       ---------

                      Short-Term (6.4%)
Principal
 Amount                                       Coupon
  (000)                                        Rate      Maturity

               Commercial Paper
$ 6,740     American General Finance Corp.     5.30%     2/05/96        6,736
  4,153     Commercial Credit Co.              5.40      2/01/96        4,153
  3,178     Heller Financial, Inc.             5.55      2/06/96        3,176
  4,403     Prudential Funding Corp.           5.43      2/02/96        4,402
                                                                    ---------
            Total short-term (cost: $18,467)                           18,467
                                                                    ----------
            Total investments (cost: $237,968)                       $290,562
                                                                    ----------

          *Non-income producing.


Growth & Income Fund
Notes to Portfolio of Investments in Securities

January 31, 1996
(Unaudited)
General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.


See accompanying notes to financial statements.

Growth & Income Fund
Statement of Operations
(In Thousands)

Six-month period ended January 31, 1996
(Unaudited)


Net investment income:
     Income:
          Dividends                                      $    3,202
          Interest                                              348
                                                         -----------
               Total income                                   3,550
                                                         -----------
     Expenses:
          Management fees                                       732
          Transfer agent's fees                                 308
          Custodian's fees                                       42
          Postage                                                35
          Shareholder reporting fees                              9
          Directors' fees                                         2
          Registration fees                                      15
          Audit fees                                             15
          Legal fees                                              2
          Other                                                   4
                                                         -----------
               Total expenses                                 1,164
                                                         -----------
                    Net investment income                     2,386
                                                         -----------
Net realized and unrealized gain on investments:
  Net realized gain                                           2,350
     Change in net unrealized appreciation/depreciation      24,405
                                                         -----------
                    Net realized and unrealized gain         26,755
                                                         -----------
Increase in net assets resulting from operations         $   29,141
                                                         ===========

See accompanying notes to financial statements.

Growth & Income Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended January 31, 1996
and Year ended July 31, 1995
(Unaudited)


                                                    1/31/96                   7/31/95

From operations:
     Net investment income                        $    2,386                $    3,592
     Net realized gain on investments                  2,350                     3,109
     Change in net unrealized appreciation/
        depreciation of investments                   24,405                    25,689
                                                 ------------              -------------

      Increase in net assets resulting from
         operations                                   29,141                    32,390
                                                -------------              -------------
Distributions to shareholders from:
     Net investment income                            (2,358)                   (3,472)
                                                -------------              -------------
     Net realized gains                               (2,449)                   (1,568)
                                                -------------              -------------

From capital share transactions:
     Shares sold                                      69,507                    75,855
     Shares issued for dividends reinvested            4,677                     4,882
     Shares redeemed                                 (17,862)                  (34,219)
                                               ---------------             -------------
     Increase in net assets from capital share
        transactions                                  56,322                    46,518
                                               ---------------             -------------

Net increase in net assets                            80,656                    73,868
Net assets:
     Beginning of period                             208,490                   134,622
                                               --------------              ------------

     End of period                             $     289,146               $   208,490
                                               ==============              ============
Undistributed net investment income
   included in net assets:
     Beginning of period                       $         236               $       116
                                               ==============              ============

     End of period                             $        264                $       236
                                               ==============              ============

Change in shares outstanding:
     Shares sold                                      5,514                      6,987
     Shares issued for dividends reinvested             372                        461
     Shares redeemed                                 (1,420)                    (3,176)
                                              --------------               -------------

          Increase in shares outstanding              4,466                      4,272
                                              ==============               ==============

Authorized shares of $.01 par value                  50,000                     25,000
                                              ==============               ==============

See accompanying notes to financial statements.

GROWTH AND INCOME FUND
NOTES TO FINANCIAL STATEMENTS
(IN THOUSANDS)

January 31, 1996
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of seven separate funds. The information presented in this semiannual report pertains only to the Growth & Income Fund (the Fund). The Fund's investment objective is capital growth and current income.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

(2) Lines of Credit

The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation, an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets at the lending institution's borrowing rate plus a markup to cover costs. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 1996.

(3) Distributions

Distributions of net investment income are made quarterly.
Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended January 31, 1996 were $63,367 and $19,593, respectively.

Gross unrealized appreciation and depreciation of investments as of January 31, 1996 was $55,495 and $2,901, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Financial highlights

Per share operating performance for a share outstanding throughout each period is as follows:


                                            Six-month                        Ten-Month        Four-Month
                                           Period ended     Year Ended      Period Ended      Period Ended
                                            January 31,      July 31,         July 31,        September 30,
                                               1996            1995            1994              1993**

Net asset value at beginning of period       $  12.07        $  10.36       $   10.23          $  10.00
Net investment income                             .12(b)          .24(b)          .17(b)            .03
Net realized and unrealized gain                 1.36            1.81             .16               .20
Distributions from net investment income         (.12)           (.23)           (.18)                -
Distributions of realized capital gains          (.13)           (.11)           (.02)                -
                                             -----------    -------------    -------------     -----------
Net asset value at end of period             $  13.30        $  12.07       $   10.36          $  10.23
                                             ===========    =============    =============     ===========

Total return (%) *                              12.42           20.30            3.28              2.30
Net assets at end of period (000)            $289,146        $208,490        $134,622          $ 69,606
Ratio of expenses to average net assets (%)       .95(a)         1.01            1.12(a)           1.63(a)
Ratio of net investment income to
     average net assets (%)                      1.95(a)         2.21            1.95(a)           1.87(a)
Portfolio turnover (%)                           8.43           19.45           13.90             10.68
Average commission
     rate paid per share                     $    .050

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) Calculated using weighted average shares.

* Assumes reinvestment of all dividend income and capital gain distributions during the period.

** Fund commenced operations June 1, 1993.